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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               August 16, 1999.


                              STAN LEE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)


    Colorado                           0-28530                      84-1341980
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(State or other                     (Commission                 (I.R.S. Employer
jurisdiction of                     File Number)                 Identification
 incorporation)                                                      Number)


      15821 Ventura Boulevard, Suite 675, Encino, California        91436
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            (Address of Principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:     (818) 461-1757
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 16, 1999, the Registrant engaged BDO Seidman, LLP as the Registrant's independent public accountants for 1999. The Registrant has been advised by BDO Seidman, LLP that neither the firm nor any of its associates has any material relationship with the Registrant or any affiliate of the Registrant other than the prior engagement of BDO Seidman, LLP by its wholly-owned subsidiary, Stan Lee Media, Inc., a Delaware corporation.

         Listed below is information concerning a change in the Registrant's certifying accountant made on August 16, 1999 and information concerning the engagement of the new accountant.

         A.       Information concerning the resignation of former accountant.

                  1. Gerald R. Perlstein, Certified Public Accountant, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, resigned on August 16, 1999.

                  2. The principal accountant's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  3. During the Registrant's two most recent fiscal years and the subsequent interim periods preceding the former accountant's resignation, none of the following "reportable events" has occurred:

                           (i)      the accountant has not advised the
                                    Registrant that the internal controls
                                    necessary for the Registrant to develop
                                    reliable financial statements do not exist;

                           (ii)     the accountant has not advised the
                                    Registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statement prepared by management;

                           (iii)    the accountant has not advised the
                                    Registrant of the need to expand
                                    significantly the scope of its audit, or that information has come to the accountant's attention, during the two most recent fiscal years and the subsequent interim periods preceding the resignation, that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or






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                           (iv)     the accountant has not advised the
                                    Registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

                           (v) There were no disagreements with the former accountants on any matter of accounting principles or financial statement disclosures which, if not resolved, would have caused it to make a reference to the disagreement in connection with its reports.

         B.       Information concerning the engagement of new accountant.

                  BDO Seidman, LLP was engaged by the Registrant as the principal accountant to audit the Registrant's financial statements on August 16, 1999. During the Registrant's two most recent fiscal years and the subsequent interim periods prior to engaging the new accountant, the Registrant has not consulted the newly engaged accountant regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any other matter.

ITEMS 1, 2, 3, 5 AND 6 ARE NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  16. Letter from Gerald R. Perlstein, Certified Public Accountant, to the Securities and Exchange Commission, dated August 16, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        STAN LEE MEDIA, INC.
                                            (Registrant)



Date:    August 16, 1999.               By:  /s/ Gill Champion
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                                                 Gill Champion, Vice President










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